UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 14, 2016 (April 13, 2016)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Amendment and Restatement of 2003 Equity Incentive Plan and Approval of 2016 Executive Cash Performance Bonus Plan

2003 Equity Incentive Plan

On April 13, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Adobe Systems Incorporated (the “Company”), the Company’s stockholders approved the Adobe Systems Incorporated 2003 Equity Incentive Plan (the “2003 Plan”) as amended to increase the available share reserve by 10 million shares and provide a maximum annual limit on non-employee director compensation as described in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 4, 2016 (the “Proxy Statement”). The amended 2003 Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee of the Board of Directors of the Company (the “Board of Directors”).

A summary of the amended 2003 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the amended 2003 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

2016 Executive Cash Performance Bonus Plan

On April 13, 2016, at the Annual Meeting, the Company’s stockholders approved a new Executive Cash Performance Bonus Plan (the “2016 Executive Master Bonus Plan”), which will allow bonuses paid under it to “covered employees” to qualify as deductible “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The 2016 Executive Master Bonus Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee of the Board of Directors.

A summary of the 2016 Executive Master Bonus Plan is set forth in our Proxy Statement. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2016 Executive Master Bonus Plan, which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2016 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on April 13, 2016, the Company’s stockholders approved the five proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1.  Elect ten members of the Board of Directors, each to serve for a one-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Amy L. Banse	412,117,062	889,764	357,763	37,682,598
Edward W. Barnholt	409,370,935	3,652,801	340,853	37,682,598
Robert K. Burgess	410,404,590	2,594,485	365,514	37,682,598
Frank A. Calderoni	412,676,157	331,980	356,452	37,682,598
James E. Daley	409,205,627	3,790,383	368,579	37,682,598
Laura B. Desmond	251,335,891	161,126,836	901,862	37,682,598
Charles M. Geschke	409,555,135	3,509,520	299,934	37,682,598
Shantanu Narayen	411,530,992	1,523,070	310,527	37,682,598
Daniel L. Rosensweig	410,491,248	2,538,191	335,150	37,682,598
John E. Warnock	409,635,477	3,442,474	286,638	37,682,598

2.  Approve the Adobe Systems Incorporated 2003 Equity Incentive Plan as amended to increase the available share reserve by 10 million shares and provide a maximum annual limit on non-employee director compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
390,347,702	22,451,429	565,458	37,682,598

3.  Approve the 2016 Executive Cash Performance Bonus Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
406,495,455	6,059,445	809,689	37,682,598

4.  Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on December 2, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
446,308,505	4,326,768	411,914	—

5.  Approve, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
389,130,060	23,488,724	745,805	37,682,598

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended				X
10.2	2016 Executive Cash Performance Bonus Plan	8-K	1/29/2016	10.4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: April 14, 2016	By:	/s/ Mark Garrett
Mark Garrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended				X
10.2	2016 Executive Cash Performance Bonus Plan	8-K	1/29/2016	10.4